SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 1, 2007

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 1, 2007, Pacific Ethanol, Inc. (the “Company”) issued a press release (the “Press Release”) announcing certain results of operations for the three and twelve months ended December 31, 2006. A copy of the Press Release was furnished (not filed) as Exhibit 99.1 to the Company’s Current Report on Form 8-K for March 1, 2007 filed with the Securities and Exchange Commission on March 1, 2007 and is incorporated herein by reference. The Press Release contained certain transcription errors in the financial tables included therein.

On March 2, 2007, the Company issued a press release to correct the transcription errors contained in the Press Release (the “Corrected Press Release”) by restating the financial tables included therein. A copy of the Corrected Press Release is furnished (not filed) as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Number	Description

99.1	Press Release dated March 1, 2007 (*)

99.2	Press Release dated March 2, 2007
_________________

(*) Filed as an exhibit to the Company’s current report on Form 8-K for March 1, 2007 filed with the Securities and Exchange Commission on March 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2007	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

99.2	Press Release dated March 2, 2007